Scudder
International
Fund

Annual Report
March 31, 1998

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital primarily from foreign equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                           Scudder International Fund

--------------------------------------------------------------------------------
Date of Inception:  6/18/53  Total Net Assets as of      Ticker Symbol:  SCINX
                             3/31/98: $2.88 billion
--------------------------------------------------------------------------------

o For the one-year period ended March 31, 1998, Scudder International Fund provided a strong total return of 21.57%, outperforming the unmanaged MSCI EAFE plus Canada Index return of 19.13%. The Fund's overweighting of European equities particularly helped its performance over the period.

o Morningstar awarded the Fund an overall rating of four stars for its risk-adjusted performance as of March 31, 1998.*

o While we expect volatility to continue for the short term, we believe the Fund is positioned to benefit from the longer-term gains that may result from industry consolidation and corporate restructuring.


                                Table of Contents

   3  Letter from the Fund's Chairman     22  Notes to Financial Statements
   4  Performance Update                  26  Report of Independent Accountants
   5  Portfolio Summary                   27  Tax Information
   6  Portfolio Management Discussion     28  Shareholder Meeting Results
  10  Glossary of Investment Terms        32  Officers and Directors
  12  Investment Portfolio                33  Investment Products and Services
  18  Financial Statements                34  Scudder Solutions
  21  Financial Highlights


* Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received four star ratings for the three- and ten-year periods among 722 and 100 international equity funds, respectively, and a 3 star rating for the five-year period among 311 international equity funds. In an investment category, the top 10% of funds receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Past performance is no guarantee of future results.

                         2 - Scudder International Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report of the Scudder International Fund for the fiscal year ended March 31, 1998. The Fund had a successful year, providing a total return of 21.57% for the twelve months, outperforming its benchmark index, the MSCI EAFE plus Canada Index, which returned 19.13% for the same period.

     As outlined in the management discussion that begins on page, the period of this report was marked by outstanding performance by the Fund's European equity holdings, as well as by limited exposure to the economic crisis in Southeast Asia and the weak Japanese market. We believe that the Fund is currently positioned to benefit from industry consolidation and corporate restructuring in Europe, as well as to capitalize on economic growth in selected developing countries.

     For those of you who are interested in new Scudder products, we recently introduced three industry sector funds that comprise the Choice Series: Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. In addition, April 6 marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Lastly, at the start of 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and broaden our resources in managing the Fund.

     Thank you for your continued investment in Scudder International Fund. If you have any questions about your account, please call our Investor Relations representatives at the number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Fund

                         3 - Scudder International Fund

PERFORMANCE UPDATE as of March 31, 1998
-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended  Growth of            Average
3/31/98        $10,000  Cumulative  Annual
-------------------------------------------
Scudder International Fund
-------------------------------------------
1 Year         $12,157    21.57%    21.57%
5 Year         $19,298    92.98%    14.05%
10 Year        $28,651   186.51%    11.10%
-------------------------------------------
MSCI EAFE & Canada Index
-------------------------------------------
1 Year         $11,913    19.13%    19.13%
5 Year         $17,704    77.04%    12.10%
10 Year        $18,483    84.83%     6.33%

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended March 31

Scudder International Fund
Year           Amount
---------------------
'88           $10,000
'89           $11,434
'90           $13,386
'91           $13,581
'92           $13,606
'93           $14,846
'94           $18,215
'95           $17,848
'96           $21,282
'97           $23,568
'98           $28,651

MSCI EAFE & Canada Index
Year           Amount
---------------------
'88           $10,000
'89           $11,166
'90           $ 9,951
'91           $10,194
'92           $ 9,402
'93           $10,440
'94           $12,189
'95           $13,489
'96           $15,193
'97           $15,515
'98           $18,483

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended March 31

                      1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value      $34.79  $37.00  $34.69  $34.36  $35.69  $42.96  $39.72  $45.71  $48.07  $52.06
Income Dividends     $  .13  $  .43  $  .74  $   --  $  .83  $  .69  $   --  $  .40  $ 1.28  $  .25
Capital Gains
Distributions        $ 3.06  $ 3.15  $ 1.98  $  .40  $  .86  $  .09  $ 2.42  $ 1.18  $ 1.19  $ 5.35
Fund Total
Return (%)            14.34   17.08    1.46     .18    9.12   22.69   -2.02   19.25   10.74   21.57
Index Total
Return (%)            11.64  -10.87    2.44   -7.73   10.99   21.87    6.02   12.62    2.12   19.13

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                         4 - Scudder International Fund

PORTFOLIO SUMMARY as of March 31, 1998
-------------------------------
Geographical
(Excludes 4% Cash Equivalents)
-------------------------------
Europe                      78%
Japan                       13%
Pacific Basin                5%
U.S. & Canada                2%
Latin America                2%
-------------------------------
                           100%
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund increased its weighting
in Europe, where corporate
restructuring and the prospect of
monetary union are supporting
the investment climate, while
further underweighting Japan.

------------------------------
Sectors
(Excludes 4% Cash Equivalents)
------------------------------
Financial                  26%
Manufacturing              19%
Durables                    8%
Health                      7%
Consumer Staples            6%
Media                       5%
Service Industries          4%
Communications              4%
Technology                  4%
Other                      17%
------------------------------
                          100%
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Many companies in the financial
sector are realigning their
businesses to better position
themselves for a pan-European agenda.

-------------------------------
Ten Largest Equity Holdings
(17% of Portfolio)
-------------------------------
 1.  Alcatel Alsthom
     Transportation and telecommunication
     equipment
 2.  Bayerische Vereinsbank AG
     Commercial bank
 3.  Clariant AG
     Manufacturer of color chemicals
 4.  Skandia Foersaekrings AB
     Financial conglomerate
 5.  Credit Suisse Group
     Bank, management and life insurance
     services
 6.  Zeneca Group PLC
     Pharmaceuticals and agrochemicals
     holding company
 7.  SAP AG
     Computer software manufacturer
 8.  Istituto Nazionale delle
     Assicurazione
     Insurance company
 9.  AEGON Insurance Group NV
     Insurance company
10.  Mannesmann AG
     Diversified construction and technology
     company

Top holdings include companies
restructuring with the full global
arena in mind, such as Alcatel
Alsthom in France.



For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                         5 - Scudder International Fund

                         Portfolio Management Discussion

Dear Shareholders,

For the fiscal year ended March 31, 1998, the Scudder International Fund provided a total return of 21.57%. This performance exceeded the 19.13% return for the Fund's benchmark, the unmanaged MSCI (Morgan Stanley Capital International) EAFE (Europe, Asia and the Far East) plus Canada Index.

                            Market Summary: European
                              Equities Forge Ahead

The international equity markets offered a mixed bag of returns over the past twelve months. On a positive note, many European markets witnessed some spectacular advances, frequently marking new all-time highs. On a more sober note, the Japanese market continued to slump with little respite. The headline event of the year was the dramatic shakeout across emerging Asia. A widespread collapse of these economies in the latter part of 1997 sent shock waves through markets around the world. It heightened concerns about deflationary pressures and weakened prospects for global growth. So far, the ripple effects from Asia have led to only a temporary correction in global equity prices. Over the last few months, markets have resumed their upward push, having judged the Asian problem to be largely contained and discounted.

Fund performance over the year relative to the benchmark MSCI index benefited from our greater exposure to Europe at the expense of Japan. The steep downdraft in emerging Asia did hurt overall returns somewhat. The damage was limited, however, due to the small overall weighting in emerging Asian securities in the portfolio and some mitigating gains from Latin America. As of March 31st, the European and Japanese portfolio weightings stood at 78% and 13%, respectively. Emerging markets in total stood at only about 3% of the portfolio.

The European bourses were almost unanimously strong over the past year, with many markets surpassing the Standard & Poor's 500 Index in their local currency gains. The peripheral markets were particularly robust, as the promise of European Monetary Union (EMU) was translated into steeply declining interest rates and higher than expected growth for these countries. The Italian market rocketed 108% over the period, Spain 88%, and Portugal 76%. The major continental bourses were nothing to groan about either; Switzerland, Germany and France rose a solid 63%, 49% and 46%, respectively. Continued strengthening in the U.S. dollar took away a part of these gains for U.S. investors. The European markets were driven by three powerful forces: growing confidence in EMU, renewed economic growth, and further momentum in corporate restructuring.

The major market to disappoint was Japan. The Tokyo Price Index (TOPIX) fell 9% during the period, and the yen weakened as well. Through a series of policy missteps, the domestic economy has slipped into a downward spiral. The government has proven itself hardpressed to put forth the actions needed to stimulate domestic growth. In conjunction with more supply pressure from the unwinding of crossholdings among banks, manufacturers, and suppliers, and renewed weakness in the financial system, the stock market has languished. There were brief bouts of optimism as the government looked to initiate change, but

                         6 - Scudder International Fund
hopes were quickly dashed as reality fell short of promise. In addition, over the course of the year, the polarization of the Japanese market widened even further. The globally powerful exporters and domestic blue chips held their own, while the troubled domestic sectors declined further. While progress continued in the much needed areas of deregulation and structural reform, notably in the financial sector, these changes will bear fruit only longer term. At the moment, they only add stress to an already weak economy.

                            Outlook: Shockwaves from
                             Southeast Asia Easing

Just as the crisis in emerging Asia sent jitters through global markets as it first unfolded, so too developments from this region influence much of the current outlook. The present Asian demise is the result of many years of economic mismanagement now being called to task. These small, developing countries were overwhelmed by global capital flows which their weak financial systems and economic structures were ill-adapted to handle. It will likely take years to fully right the situation. The uncertainty is high, since the future course of these Asian economies depends on multiple government policy actions still in their infancy. However, it would appear that we have stepped well back from any brink, and the path to recovery is in sight. Central banks around the world have kept interest rates low and held the deflationary effects of Asia at bay. Some of the more damaged countries, notably Korea and Thailand, are initiating responsible programs to restructure their economies and the markets are rewarding their diligence.

At the moment, it would appear that the risk of global "contagion" from Asia has diminished greatly. The markets are relishing the prospect of prolonged, low inflationary growth. While all looks well for now, the risks are there for reality to check in more solemnly than the markets currently expect. It is likely that the changed circumstances in Asia have only begun to take their full toll on the balance of global trade and production. It also remains to be seen what level of growth the world economies can sustain when one of the main engines has gone on the blink. As a final uncertainty, Japan is in a position to scuttle or ease any attempt at recovery by its neighbors, with implications for the global economy at large. How this all plays out will depend on the way Japan reconciles its conflicting internal needs, and to what extent external factors are weighed.

In striking contrast, the favorable momentum behind the European markets looks well-underpinned for now. Several factors should continue to support this strength. First, as the final push for EMU draws to its conclusion, interest rates and inflation will likely stay low. Deflation from Asia provides an added discipline. Against this backdrop, corporate profits and equity valuations are thriving. In addition, there is building optimism that EMU will breathe new life into European economies, as well as encourage further development of their capital markets. Second, now that the convergence criteria have been either met or excused, the fiscal straightjacket has loosened. Economic growth is accelerating in many countries. Finally, the push for corporate restructuring is

                         7 - Scudder International Fund
continuing unabated, lending a solid secular foundation for greater corporate profitability. Against this very favorable backdrop, it is no surprise that many of these markets have been reaching all-time highs. While they may have gotten ahead of themselves temporarily, there can be no doubt that the underlying forces are quite real.

                           Strategy Focused on Europe
                             with an Eye on Future
                             Japanese Restructuring

The focus of the Fund shifted progressively toward Europe over the course of the year. This was in response to the better corporate and macroeconomic fundamentals in the European markets, and deteriorating trends in Asia. How long the portfolio remains in this balance will depend foremost on the unfolding of events in Japan. In due time, we would expect widespread economic and structural reforms to take root there. The early signs are becoming more visible, and the momentum is building. At some point, Japan's corporate restructuring will be an attractive investment alternative to that of Europe. As long as the Japanese government follows its past pattern of relative inaction, however, the economy will likely stagnate and the market will hold to a trading range. We wait for more evidence to build, or the nearing of a defining event.

The investment strategy in Europe has been to focus on two broad categories of companies. In one group are those companies that we believe are already well-positioned for the challenges of increased global competition. Included among these are several of the core holdings of the portfolio, including: SAP, a German provider of business software; Nokia, the wireless communications company in Finland; Aegon, a life insurance provider from the Netherlands; and Nestle, the food manufacturer based in Switzerland. The other group of companies is a much broader one, where various forms of restructuring lie at the core of the investment thesis. Some of these companies are in the process of restructuring with the full global arena in mind. Industrial giants such as Alcatel Alsthom in France and Imperial Chemicals Industries of the UK fit this description. Many companies, however, fall into the group of those that are realigning businesses to better position themselves primarily for a pan-European agenda as EMU takes hold. Included in this group are many financial groups such as Allianz of Germany, INA in Italy, or UBS of Switzerland.

From a cyclical point of view, the Fund has only a limited exposure to companies that require strong economic growth to perform well. While many countries in Europe currently have the cyclical winds at their backs, it is still very early for the effects of Asia to reach the shores of Europe. Rather than banking on any view of the cycle, we have tried to position the Fund to benefit from the longer term secular gains to be derived from industry consolidation and corporate restructuring. With respect to Japan, the Fund's exposure to

                         8 - Scudder International Fund
restructuring is relatively light for now, but we remain vigilant in anticipation of the time that this theme will become as promising there as it has been in Europe.

Sincerely,

Your Portfolio Management Team

/s/Irene T. Cheng                /s/Nicholas Bratt

Irene T. Cheng                   Nicholas Bratt


/s/Deborah A. Chaplin            /s/Carol L. Franklin

Deborah A. Chaplin               Carol L. Franklin


/s/Joan R. Gregory               /s/Sheridan Reilly

Joan R. Gregory                  Sheridan Reilly


                           Scudder International Fund:
                          A Team Approach to Investing


  Scudder International Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad.


  Irene Cheng, Lead Portfolio Manager, joined the Adviser in 1993. Ms. Cheng, who has over 15 years of industry experience, focuses on portfolio management and equity strategy for the Adviser's international equity accounts. Nicholas Bratt, Portfolio Manager, directs the Adviser's overall global equity investment strategies. Mr. Bratt joined the Adviser and the team in 1976. Deborah A. Chaplin, Portfolio Manager, focuses on stock selection and investment strategy. Ms. Chaplin has five years of experience in investment management as both a securities analyst and equity portfolio manager, prior to joining the Adviser in 1996. Carol L. Franklin, Portfolio Manager, joined Scudder International Fund's portfolio management team in 1986 and has over 20 years of experience in finance and investing. She joined the Adviser in 1981. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined the Adviser in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks. Sheridan Reilly, Portfolio Manager, joined the Adviser in 1995 and is a member of the Adviser's Global Equity Group. Mr. Reilly has over 10 years of industry experience focusing on strategies for global portfolios, currency hedging and foreign equity markets.

                         9 - Scudder International Fund

                          Glossary of Investment Terms


 CURRENCY EXCHANGE RATE           The price at which one country's currency can
                                  be exchanged into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S.
                                  investors.

 DIVIDEND YIELD                   With stocks, a company's payment out of
                                  earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

 EMU (European Monetary Union)    A proposed integration of European economies
                                  involving, among other changes, a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                     Stock of a company that has displayed above
                                  average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                                  Distinct from value stock.

 LIQUIDITY                        A stock that is liquid has enough shares
                                  outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

                        10 - Scudder International Fund

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by the number of shares outstanding multiplied by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                                  "Large-cap" stocks tend to be more liquid.

 PRICE/EARNINGS RATIO             A widely used gauge of a stock's valuation
 (also "P/E" or "earnings         that indicates what investors are paying for
  multiple")                      a company's earning power at the current
                                  stock price. May be based on a company's projected earnings for the coming 12 months.
                                  A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointments.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

 WEIGHTING (OVER/UNDER)           Refers to the allocation of assets -- usually
                                  in terms of sectors, industries, or countries
                                  -- within a portfolio relative to the
                                  portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                        11 - Scudder International Fund

                    Investment Portfolio as of March 31, 1998

                                                                                             Principal               Market
                                                                                            Amount (b)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/98 at 5.85%,
  to be repurchased at $1,823,296 on 4/1/98, collateralized by a $1,438,000 U.S.                                  ------------
  Treasury Note, 11.625%, 11/15/02 (Cost $1,823,000) ...............................           1,823,000             1,823,000
                                                                                                                  ------------
Commercial Paper 3.4%
------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Discount Note, 4/9/98 .............................          25,000,000            24,969,167
Goldman Sachs & Co., Discount Note, 4/1/98 .........................................          30,000,000            30,000,000
Old Line Funding Corp., Discount Note, 4/7/98 ......................................          25,000,000            24,976,667
Sheffield Receivables Corp., Discount Note, 4/20/98 ................................          20,000,000            19,938,444
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $99,887,251)                                                                           99,884,278
------------------------------------------------------------------------------------------------------------------------------

Bonds 0.3%
------------------------------------------------------------------------------------------------------------------------------
Japan 0.2%
Sumitomo Bank, 9.4% to 6/30/08, variable based on LIBOR to 12/29/49 ................           5,346,000             5,526,428
                                                                                                                  ------------
United States 0.1%
IBJ Preferred Capital Co., 8.79% to 6/30/08, variable based on LIBOR to 12/29/49 ...           4,581,000             4,397,760
------------------------------------------------------------------------------------------------------------------------------
Total Bonds (Cost $9,927,000)                                                                                        9,924,188
------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 0.5%
------------------------------------------------------------------------------------------------------------------------------
Japan 0.4%
Softbank Corp., 0.5%, 3/29/02 ...................................................... JPY   1,500,000,000            10,243,518
                                                                                                                  ------------
Philippines 0.1%
International Container Terminal, Inc., 1.75%, 3/13/04 (Putable 3/13/02) ...........           3,765,000             3,200,250
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $18,971,081)                                                                          13,443,768
------------------------------------------------------------------------------------------------------------------------------

                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.7%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.9%
YPF S.A. "D" (ADR) (Petroleum company) .............................................             785,000            26,690,000
                                                                                                                  ------------
Australia 0.4%
Woodside Petroleum Ltd. (Major oil and gas producer) ...............................           1,814,600            12,000,854
                                                                                                                  ------------
Brazil 1.0%
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ..........             710,000            16,766,491
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel manufacturer) ...............           1,527,033            12,355,940
                                                                                                                  ------------
                                                                                                                    29,122,431
Canada 1.5%
Canadian National Railway (Railroad operator) ......................................             670,000            43,093,886
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
China 0.8%
Anhui Expressway Co., Ltd. "H" (Developer and manager of toll highways in Anhui
  province) ..............................................................................    18,581,000             3,381,067
China Telecommunications Ltd. (Telecommunication services) ...............................     1,564,000             3,168,852
GZI Transport Ltd. (Developer and operator of toll highways in Guangdong
  Province) ..............................................................................     4,492,000             1,623,167
Jiangsu Expressway Co., Ltd. "H"* (Builder and manager of the Shanghai-Nanjing
  expressway) ............................................................................    14,864,000             4,220,112
Shenzhen Expressway Co. "H" (Highway developer) ..........................................    15,848,000             4,448,353
Sichuan Expressway Co. "H"* (Developer of toll roads, bridges and tunnels) ...............    11,266,000             1,948,229
Zhejiang Expressway Co., Ltd. "H"* (Road construction and management) ....................    16,008,000             4,090,419
                                                                                                                  ------------
                                                                                                                    22,880,199
                                                                                                                  ------------
Finland 1.4%
Nokia AB Oy "A" (Leading manufacturer of telecommunications equipment and
  cellular telephones) ...................................................................       382,400            41,036,255
                                                                                                                  ------------
France 18.4%
AXA S.A. (Insurance group providing insurance, finance and real estate services) .........       302,857            31,177,534
Accor S.A. (Catering, hotels, travel services) ...........................................       139,122            35,692,453
Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy
  equipment) .............................................................................       288,598            54,157,237
Carrefour (Hypermarket operator and food retailer) .......................................        55,800            32,863,251
Christian Dior (Leading fashion house) ...................................................        87,468            11,629,469
Compagnie Financiere de Paribas "A" (Finance and investment company) .....................       157,962            15,980,988
Compagnie de Saint-Gobain (Glass manufacturer) ...........................................       135,742            22,340,757
Credit Commercial de France (Bank) .......................................................       218,459            17,942,014
France Telecom SA* (Telecommunication services) ..........................................       449,031            23,677,827
Groupe Danone (Producer of packaged foods and beverages) .................................        60,469            14,596,470
LVMH Moet-Hennessy Louis Vuitton SA (Producer of wines, spirits and luxury
  products) ..............................................................................        66,709            14,143,707
Lagardere S.C.A. (Holding company with interests in publishing, defense,
  audiovisual production and services, telecommunications and media) .....................       470,178            18,966,438
Renault SA (PC) (Manufacturer of automobiles, buses, industrial and agricultural
  vehicles) ..............................................................................        90,220            34,210,085
Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer chemicals) ....................       693,916            35,258,435
Schneider S.A. (Manufacturer of electronic components and automated
  manufacturing systems) .................................................................       379,138            29,180,932
Societe Lyonnaise des Eaux SA (Water utility) ............................................       272,544            39,358,916
Societe Nationale Elf Aquitaine (Petroleum company) ......................................       311,858            40,859,814
Television Francaise (Television broadcasting) ...........................................       123,879            15,391,179
Thomson CSF (Manufacturer of aerospace systems and industrial electronics
  products) ..............................................................................       596,950            24,080,274
Usinor Sacilor (Producer of flat steel and stainless steel) ..............................     1,197,495            20,017,827
                                                                                                                  ------------
                                                                                                                   531,525,607
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Germany 17.8%
Allianz AG (Multi-line insurance company) ................................................       137,587            41,540,891
Allianz AG New* ..........................................................................         4,046             1,212,838
BASF AG (Leading international chemical producer) ........................................       744,228            33,091,552
Bayerische Vereinsbank AG (Commercial bank) ..............................................       718,222            52,416,461
Commerzbank AG (Worldwide multi-service bank) ............................................       988,400            35,693,113
Deutsche Telekom AG (Telecommunication services) .........................................       667,122            14,479,916
Dresdner Bank AG (Universal bank) ........................................................       631,567            28,747,941
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .............        98,677             7,590,949
Hoechst AG (Chemical producer) ...........................................................       501,117            19,626,947
Mannesmann AG (Bearer) (Diversified construction and technology company) .................        61,702            45,164,076
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (pfd.) (Insurance
  company) ...............................................................................       101,647            43,960,212
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) .................       879,200            39,592,042
SAP AG (pfd.) (Computer software manufacturer) ...........................................       113,000            48,045,464
Schering AG (Pharmaceutical and chemical producer) .......................................       283,357            33,363,150
Siemens AG (Leading electrical engineering and electronics company) ......................       219,741            14,706,420
VEBA AG (Electric utility, distributor of oil and chemicals) .............................       621,500            44,080,874
VIAG AG (Provider of electrical power and natural gas services, aluminum
  products, chemicals, ceramics and glass) ...............................................        24,680            13,448,719
                                                                                                                  ------------
                                                                                                                   516,761,565
                                                                                                                  ------------
Hong Kong 3.9%
Cheung Kong Holdings Ltd. (Real estate company) ..........................................     2,848,000            20,214,743
Citic Pacific Ltd. (Diversified holding company) .........................................     2,158,000             7,602,906
Cosco Pacific Ltd. (Investment holding company) ..........................................     7,040,000             5,814,578
Great Eagle Holdings Ltd. (Property development) .........................................     1,109,000             1,509,905
HSBC Holdings Ltd. (Bank) ................................................................       909,132            27,806,149
Hong Kong & China Gas Co., Ltd. (Gas utility) ............................................            17                    29
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .....................     2,150,584            15,125,804
Kerry Properties, Ltd. (Real estate company) .............................................     6,622,000             7,990,360
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ..............     5,172,465            18,223,247
New World Infrastructure Ltd.* (Investment and operation of infrastructure
  projects) ..............................................................................       530,000             1,275,617
Television Broadcasts, Ltd. (Television broadcasting) ....................................     3,318,000             8,713,775
                                                                                                                  ------------
                                                                                                                   114,277,113
                                                                                                                  ------------
Hungary 0.2%
First Hungary Fund* (Investment company) .................................................         3,619             4,885,650
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Italy 4.7%
Banca Commerciale Italiana SpA (Commercial bank) .........................................     2,087,900            10,416,594
Banca di Roma SpA (Commercial and savings bank) ..........................................     6,182,900            10,429,192
Credito Italiano SpA (Commercial bank) ...................................................     2,189,100            10,813,409
Istituto Bancario San Paolo di Torino (Commercial bank) ..................................       735,400            10,306,895
Istituto Nazionale delle Assicurazione (Insurance company) ...............................    14,667,500            47,550,699
Telecom Italia Mobile SpA (Cellular telecommunication services) ..........................     3,055,000            16,414,550
Telecom Italia SpA (Telecommunications, electronics and network construction) ............     3,912,500            30,829,985
                                                                                                                  ------------
                                                                                                                   136,761,324
                                                                                                                  ------------
Japan 12.2%
Asahi Bank Ltd. (Commercial bank) ........................................................     1,350,000             5,521,369
Bridgestone Corp. (Leading automobile tire manufacturer) .................................       916,000            20,759,596
Canon Inc. (Leading producer of visual image and information equipment) ..................       983,000            22,204,270
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ......................     3,297,000            13,855,540
Fujitsu Ltd. (Leading manufacturer of computers) .........................................     1,500,000            15,646,692
Industrial Bank of Japan, Ltd. (Commercial bank and trust company) .......................     1,179,000             8,051,405
Keyence Corp. (Specialized manufacturer of sensors) ......................................       104,900            14,484,710
Long-Term Credit Bank of Japan (Commercial bank) .........................................     4,359,000             7,589,119
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery
  parts) .................................................................................     1,307,000            14,320,063
Nichiei Co., Ltd. (Finance company for small and medium-sized firms) .....................       322,080            28,520,836
Nintendo Co., Ltd. (Game equipment manufacturer) .........................................       294,000            25,372,406
Nippon Telegraph & Telephone Corp. (Leading telecommunications company) ..................         1,559            12,986,304
Nomura Securities Co., Ltd. (Financial advisor, securities broker and
  underwriter) ...........................................................................     1,453,000            17,119,132
Orix Corp. (Major leasing company) .......................................................       289,200            19,662,692
SMC Corp. (Leading maker of pneumatic equipment) .........................................       177,800            13,222,753
Sakura Bank Ltd. (Full service bank) .....................................................     2,539,000             9,012,397
Secom Co., Ltd. (Electronic security system operator) ....................................       195,000            11,926,382
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ..............        58,200            19,435,668
Sony Corp. (Consumer electronic products manufacturer) ...................................       252,300            21,394,995
Sumitomo Electric Industries, Ltd. (Leading manufacturer of electric wires and
  cables) ................................................................................       878,000            11,332,858
Teijin Ltd. (Manufacturer of polyester products) .........................................     3,716,000            11,015,121
Tokyo Electron Ltd. (Leading semiconductor production equipment manufacturer) ............       434,000            14,623,541
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ..............       593,000            13,617,351
                                                                                                                  ------------
                                                                                                                   351,675,200
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Netherlands 5.9%
AEGON Insurance Group NV (Insurance company) .............................................       375,400            45,643,253
Akzo-Nobel NV (Chemical producer) ........................................................       120,000            24,374,685
Elsevier NV (International publisher of scientific, professional, business, and
  consumer information books) ............................................................     1,676,000            27,572,268
Heineken Holdings NV "A" (Brewery) .......................................................       160,000            31,847,287
Philips Electronics NV (Leading manufacturer of electrical equipment) ....................       369,400            27,107,700
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) ......................       250,950            14,202,787
                                                                                                                  ------------
                                                                                                                   170,747,980
                                                                                                                  ------------
Portugal 0.7%
Portugal Telecom S.A. (Telecommunication services) .......................................       389,300            20,253,469
                                                                                                                  ------------
Sweden 3.4%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .............       899,000            12,257,302
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular
  telephone equipment) ...................................................................       777,100            36,960,819
Skandia Foersaekrings AB (Free) (Financial conglomerate) .................................       769,500            50,148,164
                                                                                                                  ------------
                                                                                                                    99,366,285
                                                                                                                  ------------
Switzerland 9.4%
Ciba Specialty Chemical (Registered) (Manufacturer of chemical products for
  plastics, coatings, fibers and fabrics) ................................................       223,609            28,592,626
Clariant AG (Registered) (Manufacturer of color chemicals) ...............................        48,447            52,259,223
Credit Suisse Group (Registered) (Provider of bank services, management services
  and life insurance) ....................................................................       250,000            50,000,000
Nestle SA (Registered) (Food manufacturer) ...............................................        20,377            38,923,410
Novartis AG (Bearer) (Pharmaceutical company) ............................................        18,773            33,360,544
Novartis AG (Registered) .................................................................         6,360            11,251,987
Roche Holdings AG (PC) (Producer of drugs and medicines) .................................         3,405            36,840,984
Union Bank of Switzerland (Bearer) (Bank) ................................................        12,892            21,049,889
                                                                                                                  ------------
                                                                                                                   272,278,663
                                                                                                                  ------------
United Kingdom 13.1%
BOC Group PLC (Producer of industrial gases) .............................................     1,622,226            25,897,922
Carlton Communications PLC (Television post production products and services) ............     3,487,500            27,794,195
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment and other various electrical components) .....................................     4,450,000            35,185,589
Glaxo Wellcome PLC (Pharmaceutical company) ..............................................     1,111,682            29,855,055
Imperial Chemical Industries PLC (Leading international chemical producer) ...............     1,523,100            27,235,328
Pearson PLC (Diversified media and entertainment holding company) ........................     1,619,000            26,293,689
Pilkington PLC (Manufacturer of glass for building and transport markets) ................     6,173,700            12,610,674

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
PowerGen PLC (Electric utility) ..........................................................     1,172,768            16,385,941
Reuters Holdings PLC (International news agency) .........................................     1,941,968            21,004,267
Rio Tinto PLC (Mining and finance company) ...............................................     1,014,160            13,626,504
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ......................     2,624,300            19,278,074
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ...........     2,694,026            33,942,296
WPP Group PLC (Advertising agency) .......................................................     7,111,800            40,484,743
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
  specialty chemicals) ...................................................................     1,143,700            49,193,663
                                                                                                                  ------------
                                                                                                                   378,787,940
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,876,333,261)                                                                        2,772,144,421
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $2,006,941,593) (a)                                                    2,897,219,655
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $2,020,951,988. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $876,267,667. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $951,481,215 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $75,213,548.

  (b) Principal amount is stated in U.S. dollars unless otherwise specified.

      Currency Abbreviations:      JPY      Japanese Yen

    The accompanying notes are an integral part of the financial statements.


                         17 - Scudder International Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $2,006,941,593) ...............  $ 2,897,219,655
                 Foreign currency holdings, at market (identified cost $2,068,391) .....        2,068,337
                 Receivable for investments sold .......................................        3,815,876
                 Receivable for Fund shares sold .......................................        5,667,628
                 Dividends and interest receivable .....................................        7,879,338
                 Foreign taxes recoverable .............................................        2,281,883
                 Other assets ..........................................................          108,678
                                                                                          -----------------
                 Total assets ..........................................................    2,919,041,395
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................       28,374,553
                 Payable for Fund shares redeemed ......................................        2,110,249
                 Unrealized depreciation on forward currency exchange contracts ........          337,276
                 Accrued management fee ................................................        1,914,719
                 Other payables and accrued expenses ...................................        1,385,253
                                                                                          -----------------
                 Total liabilities .....................................................       34,122,050
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $2,884,919,345
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ...................................        6,551,066
                 Unrealized appreciation (depreciation) on:
                    Investments ........................................................      890,278,062
                    Foreign currency related transactions ..............................         (183,488)
                 Accumulated net realized gain .........................................        5,363,292
                 Paid-in capital .......................................................    1,982,910,413
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 2,884,919,345
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($2,884,919,345 / 55,412,474 shares of capital stock                   -----------------
                   outstanding, $.01 par value, 200,000,000 shares authorized) .........           $52.06
                                                                                          -----------------

    The accompanying notes are an integral part of the financial statements.


                         18 - Scudder International Fund

                             Statement of Operations

                            year ended March 31, 1998

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $5,929,019) ...............    $  47,316,658
                 Interest (net of foreign taxes withheld of $30,635) ...................        8,415,880
                                                                                           -----------------
                                                                                               55,732,538
                                                                                           -----------------
                 Expenses:
                 Management fee ........................................................       22,491,681
                 Services to shareholders ..............................................        6,416,559
                 Custodian and accounting fees .........................................        2,778,696
                 Directors' fees and expenses ..........................................           77,489
                 Reports to shareholders ...............................................          416,751
                 Auditing ..............................................................          127,848
                 Legal .................................................................           51,187
                 Registration fees .....................................................           80,669
                 Other .................................................................          219,882
                                                                                           -----------------
                                                                                               32,660,762
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         23,071,776
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................................      288,206,626
                 Foreign currency related transactions .................................       (4,613,737)
                                                                                           -----------------
                                                                                              283,592,889
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ...........................................................      229,867,422
                 Foreign currency related transactions .................................          (94,252)
                                                                                           -----------------
                                                                                              229,773,170
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   513,366,059
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ 536,437,835
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         19 - Scudder International Fund

                       Statements of Changes in Net Assets

                                                                                           Years Ended March 31,
Increase (Decrease) in Net Assets                                                         1998               1997
------------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ...........................................    $   23,071,776     $   16,304,485
               Net realized gain (loss) from investment transactions ...........       283,592,889        104,826,570
               Net unrealized appreciation (depreciation) on investment
                 transactions during the period ................................       229,773,170        140,573,351
                                                                                   -----------------  -----------------
               Net increase (decrease) in net assets resulting from
                 operations ....................................................       536,437,835        261,704,406
                                                                                   -----------------  -----------------
               Distributions to shareholders from:
               Net investment income ...........................................       (12,911,722)       (68,670,750)
                                                                                   -----------------  -----------------
               Net realized gains ..............................................      (274,137,681)       (64,600,067)
                                                                                   -----------------  -----------------
               Fund share transactions:
               Proceeds from shares sold .......................................     1,071,204,110        563,459,224
               Net asset value of shares issued to shareholders in
                 reinvestment of distributions .................................       269,844,500        117,795,156
               Cost of shares redeemed .........................................    (1,288,548,383)      (741,611,600)
                                                                                   -----------------  -----------------
               Net increase (decrease) in net assets from Fund share
                 transactions ..................................................        52,500,227        (60,357,220)
                                                                                   -----------------  -----------------
               Increase (decrease) in net assets ...............................       301,888,659         68,076,369
               Net assets at beginning of period ...............................     2,583,030,686      2,514,954,317
               Net assets at end of period (including undistributed net
                 investment income of $6,551,066 and $1,417,347,                   -----------------  -----------------
                 respectively) .................................................    $2,884,919,345     $2,583,030,686
                                                                                   -----------------  -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period .......................        53,734,143         55,022,967
                                                                                   -----------------  -----------------
               Shares sold .....................................................        21,147,508         11,978,853
               Shares issued to shareholders in reinvestment of
                 distributions .................................................         5,897,787          2,508,054
               Shares redeemed .................................................       (25,366,964)       (15,775,731)
                                                                                   -----------------  -----------------
               Net increase (decrease) in Fund shares ..........................         1,678,331         (1,288,824)
                                                                                   -----------------  -----------------
               Shares outstanding at end of period .............................        55,412,474         53,734,143
                                                                                   -----------------  -----------------

    The accompanying notes are an integral part of the financial statements.


                         20 - Scudder International Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                            Years Ended March 31,
                                          1998     1997      1996    1995     1994     1993      1992    1991     1990     1989
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of           ------------------------------------------------------------------------------------------
   period ............................   $48.07   $45.71   $39.72   $42.96   $35.69   $34.36   $34.69   $37.00   $34.79   $33.43
Income from investment operations:      ------------------------------------------------------------------------------------------
Net investment income ................      .43      .30      .38      .21      .31      .38      .44      .80      .49      .40
Net realized and unrealized gain
   (loss) on investment
   transactions ......................     9.16     4.53     7.19    (1.03)    7.74     2.64     (.37)    (.39)    5.30     4.15
Total from investment                   ------------------------------------------------------------------------------------------
   operations ........................     9.59     4.83     7.57     (.82)    8.05     3.02      .07      .41     5.79     4.55
Less distributions:                     ------------------------------------------------------------------------------------------
From net investment income ...........     (.25)   (1.28)    (.40)      --     (.63)    (.83)      --     (.74)    (.43)    (.13)
In excess of net investment
   income ............................       --       --       --       --     (.06)      --       --       --       --       --
From net realized gains on
   investment transactions ...........    (5.35)   (1.19)   (1.18)   (2.42)    (.09)    (.86)    (.40)   (1.98)   (3.15)   (3.06)
                                        ------------------------------------------------------------------------------------------
Total distributions ..................    (5.60)   (2.47)   (1.58)   (2.42)    (.78)   (1.69)    (.40)   (2.72)   (3.58)   (3.19)
                                        ------------------------------------------------------------------------------------------
Net asset value, end of                 ------------------------------------------------------------------------------------------
   period ............................   $52.06   $48.07   $45.71   $39.72   $42.96   $35.69   $34.36   $34.69   $37.00   $34.79
                                        ------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .....................    21.57    10.74    19.25    (2.02)   22.69     9.12      .18     1.46    17.08    14.34
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ......................    2,885    2,583    2,515    2,192    2,198    1,180      933      929      783      550
Ratio of operating expenses to
   average net assets (%) ............     1.18     1.15     1.14     1.19     1.21     1.26     1.30     1.24     1.18     1.22
Ratio of net investment income to
   average net assets (%) ............      .83      .64      .86      .48      .75     1.13     1.25     2.22     1.33     1.20
Portfolio turnover rate (%) ..........     55.7     35.8     45.2     46.3     39.9     29.2     50.4     70.1     49.4     48.3
Average commission rate paid (b) .....   $ .004   $.0002       --       --       --       --       --       --       --       --

(a)   Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after March 31, 1997.


                         21 - Scudder International Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                         22 - Scudder International Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


                         23 - Scudder International Fund

                      B. Purchases and Sales of Securities

For the year ended March 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $1,451,009,783 and $1,573,739,708, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended March 31, 1998, the fees pursuant to these agreements amounted to $22,491,681 which was equivalent to an annual effective rate of .81% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $3,394,358 charged to the Fund by SSC for the year ended March 31, 1998, of which $263,596 was unpaid at March 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended March 31, 1998, the amount charged to the Fund by STC aggregated $1,561,049, of which $152,878 was unpaid at March 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $838,885, of which $71,107 was unpaid at March 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These


                         24 - Scudder International Fund
estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At March 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $586,075.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1998, Trustees' fees and expenses charged to the Fund aggregated $77,489.

                                 D. Commitments

As of March 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $337,276.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement        (Depreciation)
            Contracts to Deliver                  In Exchange For                 Date               (U.S.$)
      ---------------------------------   ---------------------------------   --------------   --------------------
      French Francs         87,507,014    U.S. Dollars          14,372,035      4/30/98            (227,649)
      French Francs         54,754,816    U.S. Dollars           8,960,042      4/30/98            (109,627)
                                                                                                  ---------
                                                                                                   (337,276)
                                                                                                  =========

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                               F. Subsequent Event

Effective April 3, 1998, the Fund merged with the Barrett International Shares, a class of shares of a series of Scudder Institutional Fund, Inc., with net assets of approximately $21 million (unaudited). A new class of shares was issued by the Fund to effect the merger. In fiscal 1999, the Fund will be offering two classes of shares, International Shares and Barrett International Shares.


                         25 - Scudder International Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

We have audited the accompanying statement of assets and liabilities of Scudder International Fund, including the investment portfolio, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each ot the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
May 15, 1998


                         26 - Scudder International Fund

                                 Tax Information

The Fund paid distributions of $4.53 per share from net long-term capital gains during its year ended March 31, 1998 of which 87% represents 20% rate gain. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $252,000,000 as capital gain dividends for its fiscal year ended March 31, 1998 of which 88% represents 20% rate gain.

The Fund paid foreign taxes of $6,000,000 and the Fund recognized $29,000,000 of foreign source income during the year ended March 31, 1998. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.11 per share of foreign taxes paid and $0.51 of income earned from foreign sources in the year ended March 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                         27 - Scudder International Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder International Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.

                                                    Number of Votes:
                                                    ----------------

                      Director               For                      Withheld
                      --------               ---                      --------

         Paul Bancroft III                27,833,435                  924,040

         Sheryle J. Bolton                27,794,740                  962,735

         William T. Burgin                27,800,675                  956,800

         Thomas J. Devine                 27,822,121                  935,354

         Keith R. Fox                     27,841,824                  915,651

         William H. Gleysteen             27,806,608                  950,867

         William H. Luers                 27,831,160                  926,314

         Wilson Nolen                     27,785,600                  971,875

         Daniel Pierce                    27,837,435                  920,040

         Kathryn L. Quirk                 27,814,033                  943,442

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For            Against        Abstain          Broker Non-Votes*
         ---            -------        -------          -----------------

      27,279,635        864,816        613,023                  0

                        28 - Scudder International Fund

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      29,207,181       2,078,055       1,067,683               0

4. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------

                                                                                                             Broker
                  Fundamental Policies                    For            Against           Abstain         Non-Votes*
                  --------------------                    ---            -------           -------         ----------

             4.1  Diversification                     22,932,636        1,842,500          988,082         2,994,256

             4.2  Borrowing                           22,544,067        2,215,109         1,004,042        2,994,256

             4.3  Senior securities                   22,777,330        1,966,532         1,019,356        2,994,256

             4.4  Purchase of physical commodities    22,727,464        2,009,490         1,026,264        2,994,256

             4.5  Concentration                       22,793,243        1,934,035         1,035,939        2,994,256

             4.6  Underwriting of securities          22,820,291        1,935,529         1,007,398        2,994,256

             4.7  Investment in real estate           22,811,825        1,952,756          998,637         2,994,256

             4.8  Lending                             22,802,016        1,801,499         1,159,703        2,994,256

5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

         27,666,753                  405,659                    685,063

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                        29 - Scudder International Fund

                                    This Page
                                  intentionally
                                   left blank.







                        30 - Scudder International Fund

                                    This Page
                                  intentionally
                                   left blank.






                        31 - Scudder International Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director; Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Richard W. Desmond*
Assistant Secretary

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Jerard K. Hartman*
Vice President

John R. Hebble*
Assistant Treasurer

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Caroline Pearson*
Assistant Secretary

Sheridan Reilly*
Vice President


                        *Scudder Kemper Investments, Inc.

                        32 - Scudder International Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        33 - Scudder International Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        34 - Scudder International Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

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                        35 - Scudder International Fund

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About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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